UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_________________________________

Filed by Registrant  ☒      Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Walgreens Boots Alliance, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on January 28, 2021.

WALGREENS BOOTS ALLIANCE, INC.

108 WILMOT ROAD
DEERFIELD, IL 60015

Meeting Information
Meeting Type:	Annual
For holders as of:	November 30, 2020
Date: January 28, 2021	Time: 8:00 AM CT
Location:	Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/WBA2021.
As the Company will be hosting the meeting virtually this year, there will be no physical location for stockholders to attend the meeting in person. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/WBA2021. From there, use the information printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on page 3) and follow the instructions to access the meeting.

You are receiving this communication because you hold shares of common stock of Walgreens Boots Alliance, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or by scanning the QR code on the reverse side, or you may request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
    How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT      FISCAL 2020 ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.
Please choose one of the following methods to make your request:
1) BY INTERNET:       www.proxyvote.com
2) BY TELEPHONE:   1-800-579-1639
3) BY E-MAIL*:            sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before January 14, 2021 to facilitate timely delivery.

How To Vote
    Please Choose One of the Following Voting Methods

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/WBA2021. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. See “How to Request and Receive a PAPER or E-MAIL Copy” above.
Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote these shares by proxy via the telephone. See “How to Request and Receive a PAPER or E-MAIL Copy” above.

Voting Items

Company Proposals

The Board of Directors recommends that you vote FOR all nominees for director.

1.	Election of 11 Directors Named in the Proxy Statement:

Nominees:

	1a.	José E. Almeida

	1b.	Janice M. Babiak

	1c.	David J. Brailer

	1d.	William C. Foote

	1e.	Ginger L. Graham

	1f.	Valerie B. Jarrett

	1g.	John A. Lederer

	1h.	Dominic P. Murphy

	1i.	Stefano Pessina

	1j.	Nancy M. Schlichting

	1k.	James A. Skinner

The Board of Directors recommends that you vote FOR proposals 2, 3 and 4.

2.	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for fiscal year 2021.

3.	Advisory vote to approve named executive officer compensation.

4.	Approval of the 2021 Walgreens Boots Alliance, Inc. Omnibus Incentive Plan.
This is not a ballot or a proxy. You cannot use this notice to vote these shares.
Stockholder Proposals

The Board of Directors recommends that you vote AGAINST proposals 5 and 6.

5.	Stockholder proposal requesting an independent Board Chairman.

6.	Stockholder proposal requesting report on how health risks from COVID-19 impact the Company’s tobacco sales decision-making.

NOTE: In their discretion, the proxy holders may vote on such other business as may properly come before the meeting or any adjournment thereof.